As filed with the Securities and Exchange Commission on April 22, 2002

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                                                      Registration No. 333-85914

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             -----------------------

                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)

                  MINNESOTA                                 41-1597886
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

          6105 TRENTON LANE NORTH
          MINNEAPOLIS, MINNESOTA                              55442
  (Address of principal executive offices)                  (Zip code)

                             -----------------------

            SELECT COMFORT CORPORATION PROFIT SHARING AND 401(K) PLAN
                            (Full title of the plan)

                             -----------------------

                                 MARK A. KIMBALL
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           SELECT COMFORT CORPORATION
                             6105 TRENTON LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55442
                                 (763) 551-7070
                      (Name, address and telephone number,
                   including area code, of agent for service)





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                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 is filed solely to reflect a revised consent letter of KPMG LLP filed as Exhibit 23.1.



                                     PART II

                              INFORMATION REQUIRED
                          IN THE REGISTRATION STATEMENT

                               ITEM 8. EXHIBITS.

EXHIBIT NO.
-----------

5.1        Opinion of Oppenheimer Wolff & Donnelly LLP (previously filed).

23.1       Consent of KPMG LLP (filed herewith).

23.2       Consent of Oppenheimer Wolff & Donnelly LLP (previously filed).

24.1       Power of Attorney (previously filed).

     The Registrant hereby undertakes that it will submit or have submitted in a timely manner the Plan and any amendment thereto to the Internal Revenue Service for purposes of obtaining a determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, and has made or will make all changes required by the Internal Revenue Service in order to qualify the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-85914 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on April 22, 2002.

                                 SELECT COMFORT CORPORATION

                                 By: /s/ William R. McLaughlin
                                    ----------------------------------------
                                    William R. McLaughlin
                                    President and Chief Executive Officer
                                    (principal executive officer)


                                 By: /s/ James C. Raabe
                                    ----------------------------------------
                                    James C. Raabe
                                    Chief Financial Officer
                                    (principal financial and accounting officer)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed on April 22, 2002 by the following persons in the capacities indicated.

SIGNATURE                                          TITLE
---------                                          -----

        *                                 Chairman of the Board
-----------------------------------
Patrick A. Hopf

        /s/ William R. McLaughlin         President and Chief Executive Officer
-----------------------------------       and Director
William R. McLaughlin

        *                                 Director
-----------------------------------
Thomas J. Albani

        *                                 Director
-----------------------------------
Christopher P. Kirchen

        *                                 Director
-----------------------------------
David T. Kollat

        *                                 Director
-----------------------------------
Ervin R. Shames

        *                                 Director
-----------------------------------
Jean-Michel Valette



*By:  /s/ James C. Raabe
    --------------------------------
      James C. Raabe
      Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, the persons who administer the Select Comfort Corporation Profit Sharing and 401(k) Plan have duly caused this Post-Effective Amendment No. 1 to Registration Statement 333-85914 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on April 22, 2002.

                                SELECT COMFORT CORPORATION
                                PROFIT SHARING AND 401(k) PLAN

                                By: /s/ Thomas F. Masloski, Jr.
                                   ---------------------------------------------
                                    Thomas F. Masloski, Jr.
                                    Director of Compensation and Benefits


                           SELECT COMFORT CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


  NO.                        ITEM                       METHOD OF FILING

5.1   Opinion of Oppenheimer Wolff & Donnelly LLP....Previously filed.

23.1  Consent of KPMG LLP............................Filed herewith.

23.2  Consent of Oppenheimer Wolff & Donnelly LLP....Previously filed.

24.1  Power of Attorney..............................Previously filed.

                                                                    EXHIBIT 23.1


The Board of Directors
Select Comfort Corporation

We consent to the use of our reports incorporated herein by reference.

                                    KPMG LLP

                                    /s/ KPMG LLP

Minneapolis, Minnesota
April 9, 2002




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